2017 First Quarter Conference Call May 9, 2017 Nasdaq: AFH

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 2 Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company, Gateway Insurance Company and/or Global Insurance Company of New York (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Safe Harbor 2 Corporate Headquarters Elk Grove Village, IL (Chicago suburb) Core Target Markets Taxi / Limo / Livery / Paratransit NASDAQ: AFH At 3/31/2017 At 12/31/2016 Cash and Investments $226.6 million $224.8 million Total Assets $458.3 million $423.6 million Total Atlas Shareholders’ Equity $132.7 million $127.3 million Common Shares Outstanding (includes Restricted Share Units) 12,045,519 12,045,519 Book Value Per Outstanding Common Share $10.99 $10.54

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 3 3 2017 Q1 Financial and Underwriting Results $64.0 $98.5 $50.0 $55.0 $60.0 $65.0 $70.0 $75.0 $80.0 $85.0 $90.0 $95.0 $100.0 Q1 2016 Q1 2017 Gross Written Premium $7,255 $7,465 $7,150 $7,200 $7,250 $7,300 $7,350 $7,400 $7,450 $7,500 Q1 2016 Q1 2017 Income Before Tax $0.38 $0.40 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 Q1 2016 Q1 2017 Earnings per Common Share Diluted $10.73 $10.99 $10.60 $10.65 $10.70 $10.75 $10.80 $10.85 $10.90 $10.95 $11.00 $11.05 Q1 2016 Q1 2017 Book Value per Common Share Premium Results GPW increased 53.8% to $98.5 million • Overall premium shifted toward limo / paratransit during period Underwriting Results Combined ratio was 86.9% as compared to 84.4% for the prior year period Book Value Growth Atlas increased book value to $10.99 at 3/31/2017, $10.54 at 12/31/2016, and $10.73 at 3/31/2016 $ in millions except per share data

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 4 Geographic Diversification 4 4 NY, 47.2% CA, 14.2% IL, 10.8% NV, 3.8% NJ, 2.5% MI, 2.0% VA, 1.9% LA, 1.8% WA, 1.7% TX, 1.6% Other, 12.5% NY, 30.8% CA, 10.1% IL, 14.6% NV, 6.6% NJ, 1.0% MI, 5.7% VA, 2.6% LA, 2.2% WA, 0.9% TX, 2.7% Other, 22.8% Nationwide market share is estimated at approximately 10%, with proportionate share forecast at 20% Gross premium written by state (in $000) Three Month Periods Ended March 31, 2017 March 31, 2016 New York $ 46,538 47.2% $ 19,691 30.8 % California 14,029 14.2% 6,495 10.1 % Illinois 10,672 10.8% 9,322 14.6 % Nevada 3,747 3.8% 4,208 6.6 % New Jersey 2,418 2.5% 633 1.0 % Michigan 1,921 2.0% 3,669 5.7 % Virginia 1,847 1.9% 1,654 2.6 % Louisiana 1,737 1.8% 1,430 2.2 % Washington 1,708 1.7% 566 0.9 % Texas 1,567 1.6% 1,704 2.7 % Other 12,312 12.5% 14,653 22.8 % Total $ 98,496 100.0% $ 64,025 100.0%

# Business Mix Analysis

| | |
|---|---|
| Taxi premium increase 8% from the sequential quarter | Continue to see positive sights of stability in this segment<br>• Ave premium per vehicle increased<br>• Accounts reporting fewer vehicles being taken out of service, with modest return of some drivers<br>• Current livery drivers who were on a taxi policy one year ago remains at approx. 10% |
| Strong growth from Limo and paratransit | ▪ Limo and paratransit still show strong growth at 98.4% and 38.7% yr/yr, respectively from Q1 2016 to Q1 2017<br>▪ TNC companies incenting drivers to try their service, many start w "ride share", without Commercial Insurance but often pursue coverage down the road |

**Expectations:**

Taxi growth will be flat to low single digit %

Commercial drivers who migrated to TNCs will pursue commercial insurance

Hit ratio for new and renewal business will increase as a result of implementation of targeted predictive analytics

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 5

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 6 2015 Taxi Limo/Livery Paratransit 2016 Taxi Limo/Livery Paratransit 2015 to 2016 Taxi Shrunk 29% Limo/Livery Grew 39% Paratransit Grew 30% Atlas Business Mix Q1 2016 to Q1 2017 Taxi Grew 8% Limo/Livery Grew 98% Paratransit Grew 39% Q1 2017 Taxi Limo /Livery Paratransit

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 7 Commercial Auto Insurance Competitive Landscape Rate increases “retrenching” as result of industry reserve strengthening Commercial Auto is the only large segment with rate changes trending up Note: Update not yet available at time materials were compiled.

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 8 Written Premium: In-force 8 At March 31, 2017, in-force premium was $255.8 million and the Company’s gross unearned premium reserve was $151.6 million.

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 9 Michigan 9 0 500 1000 1500 2000 2500 3000 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 Michigan In Force Policy Count Vehicle Count

Atlas 2017 Initiatives Share Repurchase Program • Announced March 21, 2017 • Over the next 12 months, the Company may purchase up to 650,000 shares of common stock • The Company will be establishing a 10b5 plan following current blackout period Senior Notes Offering (NASDAQ: AFHBL) • Closed April 26, 2017 • 6.625% Senior Notes due 2022, at a price equal to 100% of the aggregate principal amount of the Senior Notes • Net proceeds of approximately $23.9 million • Company used proceeds in combination with cash on hand, for the repayment of $19.4 million in outstanding indebtedness under its secured credit facility (which was then terminated) and intends to utilize the balance for general corporate purposes including, but not limited to, repurchasing common stock, supporting organic growth, and funding potential acquisitions

Financial Highlights 11

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 12 Operating Leverage (Actual through Q1 2017) STATUTORY Version GAAP Version Continue to hold sufficient capital on hand to self-fund profitable growth in the foreseeable future

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 13 Combined Ratio Analysis The table below details the comparisons of each component of the Company's combined ratio for the periods indicated (after accounting for the effect of quota share reinsurance): Three Month Periods Ended March 31, 2017 March 31, 2016 Loss Ratio 60.5% 59.7 % Underwriting Expense Ratio: Acquisition cost ratio 10.5% 9.7 % Other underwriting expense ratio 15.2% 15.0 % Underwriting expense ratio before expenses related to stock purchase agreements and share-based compensation expenses 25.7% 24.7 % Expenses recovered related to stock purchase agreement ratio — % (1.0) % Share-based compensation expense ratio 0.7% 1.0 % Underwriting expense ratio 26.4% 24.7 % Total combined ratio 86.9% 84.4%

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 14 Consistent Quarterly Year/Year Margin Improvement Since 2013 U.S. IPO 14 Combined Operating Ratio 63.9% 62.3% 59.2% 78.8% 60.5% 30.5% 28.4% 27.8% 23.2% 26.4% 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 Q 1 2 0 1 7 Loss & LAE Ratio Underwriting Expense Ratio 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% Q1 Q2 Q3 Q4 2013 2014 2015 2016 2017 Three Month Periods Ended Mar. 31, 2017 Mar. 31, 2016 Loss ratio 60.5% 59.7 % Underwriting expense ratio 26.4% 24.7 % Combined Operating Ratio 86.9% 84.4% (1) Includes 19.1% impact for the full year 2016 related to claims reserves strengthening related to prior accident years 72.9% impact in Q4 2016 related to claims reserve strengthening on prior accident years (1)

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 15 • Attractive investment leverage • Credit Facility (1) : – $5 million one-year revolver, LIBOR + 2.75% ($3.9 million drawn as of 3-31-2017) – $30 million five-year draw facility, LIBOR + 4.5% ($15.5 million drawn as of 3-31-2017) ($ in millions) March 31,2017 December 31,2016 Cash and Investments $226.6 $224.8 Total Assets $458.3 $423.6 Claim Reserves (Gross of Reinsurance) $128.0 $139.0 Unearned Premiums $151.6 $113.2 Atlas Shareholders’ Equity $132.7 $127.3 15 Strong Balance Sheet with Availability of Capital to Support Growth (1) Credit Facility was paid in full with cash on hand and proceeds from April 2017 $25 million Debt Offering.

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 16 Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (3.5 years) Investment Portfolio • As of March 31, 2017, total cash and invested assets were $226.6 million, of which fixed income consisted of 68.0% • Predominantly corporate and government bonds • Average S&P rating of AA • 28.3% AAA • 83.0% A or better 16 Government 18% Corporate 27% Mortgage Backed 28% Other Asset Backed 8% Other Investments 17% Equities 2% Investment Portfolio (3/31/2017) Credit ratings of fixed income securities portfolio (in '000s) As of: March 31, 2017 December 31, 2016 Amount % of Total Amount % of Total AAA/Aaa $ 43,694 28.3% $ 44,521 28.5 % AA/Aa 61,155 39.7% 64,324 41.1 % A/A 23,068 15.0% 23,427 15.0 % BBB/Baa 24,901 16.1% 22,886 14.6 % BB 870 0.6% 1,114 0.7 % B 491 0.3% 215 0.1 % Total Fixed Income Securities 154,179 100.0% 156,487 100.0%

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 17 2017 First Quarter Financial and Operating Information Quarterly Premiums Affected by Rate Decisions / Shift in Market Dynamics Underwriting Performance Book Value / Return on Equity • Gross Written Premium generated by the Company for the first quarter ended March 31, 2017 grew by 53.8% to $98.5 million • In-force premium at March 31, 2017 increased 16% to $255.8 million, compared to $220.6 million • Underwriting income for the first quarter of 2017 was $6.3 million, compared to $6.5 million, which included a $402,000 recovery of expenses pursuant to the contingent adjustments of the Gateway stock purchase agreement • Atlas’ underwriting expense ratio(1) for the three months ended March 31, 2017, excluding the impact of share-based compensation expenses and expenses related to stock purchase agreements, was 25.7% which falls within the Company’s annual target range of 24.5% to 26.5%. • Combined Ratio(1) (“CR”) was 86.9% • Net income was $4.9 million or $0.40 per common shared diluted • Book value per share increased YoY 4.2% to $10.99 • Annualized return on equity was 14.9% in the first quarter 2017 compared to 14.5% in the prior year period No indicators of new market entry and Company continues to expect price leadership to optimize return on deployed capital via underwriting 2017 First Quarter Financial Highlights (1) Ratios are computed as a percentage of net premium earned. 2017 Financial Expectations  Relative stability regarding target market with continued growth  Emphasis remains on underwriting profit as priority  Expense ratio is a range of 24.5% to 26.5%  Exceed P&C industry Return on Equity (“ROE”) by 500 – 1,000 bps

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 18 18 Detailed Impact of Changes to Book Value per Common Share Book value per common share of $10.99 increased by $0.45 relative to December 31, 2016 as follows: $0.40 increase related to net income after tax and before items indicated below; $0.01 increase related to the change in net realized investment gains after tax; $0.01 increase related to the change in unrealized gains/losses after tax; and $0.03 increase related to share based compensation $0.45 total increase from December 31, 2016 book value per common share

Concluding Remarks 19

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 20 Written Premium: Rate Activity 20 Pricing Relative to ISO -10 -5 0 5 10 15 20 25 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Average ISO Recommendation (for period) Atlas Rate Change (Ave)

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 21 Operating Activities: Underwriting (commercial business only: excludes Global Liberty) 21 Mid single digit rate increases are now being pursued for profitable renewals and desirable new accounts. Less deviation from predictive model (1-4 unit accounts quoted directly via POS using predictive analytics). Hit ratios are strongest in most desired score bands. Target of 85% based on current market conditions. Current target of 52%. Market conditions continue to show support for mid single digit rate increases (magnitude varies by geography. Note: From Q4 ’15 forward, data is compiled from the newly launched Atlas Xpress (Duck Creek) policy system. The basis for hit ratio now includes additional submission information (not just commercial auto accounts that are quoted)

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 22 Incremental Benefit of Predictive Analytics Pricing & Underwriting Key Reasons for Quotes “More” than Model • Limit on POS external credit use • Association accounts • MI limitations on credit use Continued desired bias towards better predicted L/R accounts with higher hit ratio on “right” end of scale.

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 23 Operating Activities: Underwriting (commercial business only: excludes Global Liberty) New Business Submissions (Monthly Vehicles Submitted) Vehicles In Force

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 24 Nasdaq: AFH For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 24 A reconciliation of Non-GAAP financial measurements can be found on slide 25

May 9, 2017 Atlas Financial Holdings, Inc. 2017 First Quarter Conference Call 25 Reconciliation of Non-U.S. GAAP Financial Measurements Reconciliation of U.S. GAAP Net Income to Adjusted Operating Income, Before Tax ($ in ‘000s, except per share data Three Month Periods Ended March 31, 2017 March 31, 2016 Net income $ 4,852 $ 0.40 $ 4,811 $ 0.38 Add: income tax expense 2,613 0.21 2,444 0.19 Add: expenses recovered pursuant to stock purchase agreement — — (402) (0.03) Add: interest expense 268 0.02 233 0.02 Less: net realized investment gains 134 0.01 239 0.02 Less: other income 114 0.01 102 0.01 Adjusted operating income, before tax $ 7,485 $ 0.61 $ 6,745 $ 0.53 We use these non-GAAP financial measures in order to present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. The non-GAAP financial measures that we present may not be comparable to similarly-named measures reported by other companies. Adjusted operating income, before tax includes both underwriting income and loss and net investment income, but excludes net realized capital gains and losses, legal and professional expense incurred related to business combinations, interest expense, net impairment charges recognized in earnings and other items. Underwriting income is derived by reducing net premiums earned by losses and loss adjustment expenses incurred, policy acquisition costs and general operating expenses. After-tax return on average common equity is derived by subtracting preferred share dividends accrued from net income and dividing by average common equity. Common equity is total shareholders’ equity less preferred shares and cumulative preferred share dividends accrued. Average common equity is the average of common equity at the beginning and the ending of the reporting period. Reconciliation of U.S. GAAP Shareholders’ Equity to Common Equity ($ in ‘000s) As of: March 31, 2017 December 31, 2016 March 31, 2016 December 31, 2015 Total shareholders’ equity $ 132,683 $ 127,342 $ 136,341 $ 129,622 Less: preferred shares — — (6,539) (6,941) Less: accrued dividends on preferred shares (333) (333) (543) (460) Total common equity $ 132,350 $ 127,009 $ 129,259 $ 122,221 Reconciliation of U.S. GAAP Return on Equity to Return on Common Equity ($ in ‘000s) Three Month Periods Ended March 31, 2017 March 31, 2016 Net income $ 4,852 $ 4,811 Average equity 130,012 132,981 Return on equity 14.9% 14.5 % Net income $ 4,852 $ 4,811 Preferred share dividends accrued — (83) Net income attributable to common shareholders $ 4,852 $ 4,728 Average common equity 129,679 125,739 Return on average common equity 15.0% 15.0%